SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 30, 2002
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

          On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On April 30, 2002 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended March 31, 2002, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended March 31, 2002 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  May 15, 2002                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                    EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                  March 31,     February 28,
                                                    2002          2002
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    7,078    $    7,688
    Accounts Receivable, Net                             --            --
    Inventories                                      47,272        46,818
    Other Receivables                                 8,434         8,199
    Prepaid Expenses                                  2,772         2,429
                                                  ---------     ---------
    Total Current Assets                             65,556        65,134
                                                  ---------     ---------

    Land and Buildings                               22,710        22,821
    Fixtures, Furniture and Vehicles                  9,090         9,077
    Leasehold Improvements                           23,162        23,132
    Construction in Progress                              6            --
                                                  ---------     ---------
    Total Property and Equipment                     54,968        55,030
    Accumulated Depreciation and Amortization        19,253        18,972
                                                  ---------     ---------
    Property and Equipment, Net                      35,715        36,058
                                                  ---------     ---------

    Other Assets                                    125,928       125,554
                                                  ---------     ---------
    TOTAL ASSETS                                 $  227,199    $  226,746
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  2,713         2,842
    Accrued Expenses                                 31,886        31,042
    Income Tax Currently Payable                        626           766
    Deferred Revenue                                  7,464         8,180
                                                  ---------     ---------
    Total Current Liabilities                        42,689        42,830
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                 2            --
    Liabilities Subject to Compromise               718,970       718,972

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (896,859)     (897,452)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (534,462)     (535,056)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  227,199    $  226,746
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    One Month Ended
                                            March 31, 2002     March 31, 2002
                                          ------------------  ------------------

Sales                                              $ 29,399           $  29,399
Costs of Sales                                       16,158              16,158
                                                    -------            --------
    Maintained Margin                                13,241              13,241


Other Income                                          2,128               2,128
                                                     -------            --------
    Total Income                                     15,369              15,369


Store Selling, General & Administrative Expense      14,754              14,754
Interest Expense                                         42                  42
                                                    -------            --------
    Total Operating Expense                          14,796              14,796

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes           573                 573

Reorganization Items:
  Store and Distribution Center Exit Costs              261                 261
  Credit Operations Exit Costs                           --                  --
  Asset Impairment                                       --                  --
  Interest Income                                        --                  --
  Trustee Fees                                           --                  --
  Professional Fees                                    (353)               (353)
                                                    -------            --------
     Total Reorganization Items                         (92)                (92)

Delivered Sales Adjustment                              112                 112
                                                    -------            --------
Income Before Income Taxes                              593                 593
Income Taxes                                             --                  --
                                                    -------            --------
Net Income                                         $    593          $      593
                                                    =======            ========

Income per Share                                   $   0.01          $     0.01

Diluted Shares                                       60,763              60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    One Month Ended
                                            March 31, 2002     March 31, 2002
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                       $     593          $      593
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                       294                 294
   Reorganization items                                 92                  92
   Change in operating assets and liabilities:
       Accounts receivable                              --                  --
       Other receivables                              (203)               (203)
       Inventories                                    (454)               (454)
       Prepaid expenses                               (343)               (343)
       Deferred taxes                                    2                   2
       Deferred revenue                               (716)               (716)
       Accounts payable                               (194)               (194)
       Accrued expenses                                247                 247
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                                (682)               (682)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (112)               (112)
  Disposals of property and equipment                  164                 164
  Proceeds from dispositions of fixed
    assets - reorganization                            395                 395
  Miscellaneous investments                           (374)               (374)
                                                 ---------           ---------
Net cash provided by investing activities               73                  73
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                        --                  --
  Payments of long-term debt                            (1)                 (1)
  DIP proceeds (payments) - Revolving Facility          --                  --
  DIP proceeds (payments) - Term Facility               --                  --
  Restricted cash                                       --                  --
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 (1)                  (1)
                                                 ---------           ---------
Net increase in cash                                 (610)                (610)
Cash at beginning of period                          7,688               7,688
                                                 ---------           ---------
Cash at end of period                           $    7,078          $    7,078
                                                 =========           =========
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